Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JULY, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.2055%



        Excess Protection Level
          3 Month Average  6.33%
          July, 1999  6.25%
          June, 1999  5.20%
          May, 1999  7.53%


        Cash Yield                                  18.74%


        Investor Charge Offs                        4.97%


        Base Rate                                   7.52%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $ 45,698,903,036.29


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,456,383,517.80